UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Yotta Acquisition Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Yotta Acquisition Corporation

1185 Avenue of the Americas, Suite 301

New York, NY 10036

September 11, 2023

Dear Stockholder:

On behalf of the Board of Directors the “Board”) of Yotta Acquisition Corp. (the “Company,” “Yotta” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 9:30 a.m. Eastern Time on September 22, 2023. Yotta will be holding the Special Meeting virtually at https://www.cstproxy.com/yottaacquisition/sm2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
1 857-999-9155 (standard rates apply)
Passcode for telephone access: 7450714#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/yottaacquisition/sm2023. We are first mailing these materials to our stockholders on or about September 12, 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, which was previously amended on April 19, 2023 (the “Amended Charter”), to extend the date by which the Company has to consummate a business combination from September 22, 2023 to August 22, 2024 or such earlier date as may be determined by the board of directors (the “Board”) of the Company (the termination date as may be so extended, the “Extended Date”) without the deposit of any additional funds into the Trust Account for such extension (we refer to this proposal as the “Extension Amendment Proposal”). A copy of the proposed Extension Amendment is attached hereto as Annex A;

(ii) Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of April 19, 2022, as amended on April 19, 2023 (the “Amended Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement from September 22, 2023 to August 22, 2024 (the “Second Trust Amendment”) without depositing any additional funds into the trust account (the “Trust Account”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B;

(iii) Proposal 3 — A proposal to amend (the “NTA Amendment”) Article Sixth, Paragraph D. of the Amended Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). We refer to this proposal as the “NTA Amendment Proposal;” A copy of the proposed NTA Amendment is included in Annex A; and

(iv) Proposal 4 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal 1 and Proposal 2 (we refer to this proposal as the “Adjournment Proposal”).

The Amended Charter and the Amended Trust Agreement currently provide that the Company has the right to extend the Combination Period for a period of twelve (12) months from April 22, 2023 to April 22, 2024 by depositing into the Trust Account the amount of $120,000 for each one-month extension (each an “Monthly Extension Payment”). The Company has previously extended the Combination Period from April 22, 2023 to September 22, 2023 by depositing five Monthly Extension payments ($600,000 in the aggregate) into the Trust Account. Based on the amount in trust as of September 8, 2023 the current per share redemption price is approximately $10.68. If the Company were to extend the time to complete a business combination for 7 additional months until April 22, 2024 as currently specified in the Amended Charter by paying $120,000 per month, the estimated per share redemption price in April 2024 would be approximately $10.88.

Under the circumstances, Yotta Investment LLC (the “Sponsor”) no longer wishes to pay a Monthly Extension Payment into the Trust Account. However, this would be contrary to the interests of our non-redeeming public stockholders, who will have substantially less funds in the Trust Account than if the extension provisions were not amended. If the Extension Amendment Proposal and Trust Amendment Proposal are approved, the Company shall have until August 22, 2024 to consummate its initial business combination (the “Extended Date”), with no additional payments to the Trust Account for such extension.

The Company’s board of directors (the “Board”) has determined that it is in the best interests of Yotta to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and Trust Amendment Proposal because the Company will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made.

If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the extension to the Extended Date.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.68 per share, based on the amounts held in the Trust Account as of September 8, 2023 after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal at the Special Meeting and could decrease the chances that the Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

You are not being asked to vote on any business combination at this time. If the Extension Amendment, the Trust Amendment and the NTA Amendment are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Extension Amendment and NTA Amendment, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the August 7, 2023 (the ”Record Date”). If the Extension Amendment Proposal, the Trust Amendment Proposal and the NTA Amendment are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $$43,617,484.03 of marketable securities as of September 8, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The closing price of the Company’s common stock on September 9, 2023 was $10.69. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Sponsor and our officers and directors hold the right to vote an aggregate of 3,218,499 shares of our common stock, which include 2,874,999 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to the IPO and 343,500 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 20, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal, the Trust Amendment Proposal and the NTA Amendment Proposal are not approved and we do not consummate a business combination by September 22, 2023 (assuming the Sponsor or its affiliates or designees do not deposit $120,000 per month into the Trust Account for a further extension), in accordance with the Amended Charter and Amended Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the shares of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal and the NTA Amendment Proposal and the affirmative vote of at least 50% of the shares of common stock sold in the IPO will be required to approve the Trust Amendment Proposal. The Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our stockholders approve both the Extension Amendment and the Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

The Board has fixed the close of business on August 7, 2023 as the Record Date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the NTA Amendment at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Hui Chen
Hui Chen
Chief Executive Officer and Director
September 11, 2023

YOTTA ACQUISITION CORPORATION

1185 Avenue of the Americas, Suite 301

New York, NY

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 22, 2023

September 11, 2023

To the Stockholders of Yotta Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Yotta Acquisition Corp. (the “Company,” “Yotta” or “we”), a Delaware corporation, will be held on September 22, 2023, at 9:30 a.m. Eastern Time. The Company will be holding the Special Meeting virtually at https://www.cstproxy.com/yottaacquisition/sm2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
1 857-999-9155 (standard rates apply)
Passcode for telephone access: 7450714#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation, as amended on April 19, 2023 (the “Amended Charter”) to extend the date by which the Company has to consummate a business combination from September 22, 2023, to August 22, 2024, without the deposit of any additional funds into the Trust Account for such extension. A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of April 19, 2022, as amended on April 19, 2023 (the “Amended Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement from September 22, 2023 to August 22, 2024 and to the extent the Charter is amended to extend the Business Combination Period (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached hereto as Annex B;

3.	Proposal 3 — A proposal to amend (the “NTA Amendment”) Article Sixth, Paragraph D of the Amended Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). We refer to this proposal as the “NTA Amendment Proposal;” A copy of the proposed NTA Amendment is included in Annex A;

4.	Proposal 4 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal 1 and Proposal 2 (we refer to this proposal as the “Adjournment Proposal”).; and

5.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on August 7, 2023 as the Record Date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Hui Chen
Chief Executive Officer and Director

New York, New York

September 11, 2023

IMPORTANT

IF YOU CANNOT ATTEND THE SPECIAL MEETING VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 22 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/yottaacquisition/sm2023.

YOTTA ACQUISITION CORPORATION

1185 Avenue of the Americas, Suite 301

New York, NY

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 22, 2023

FIRST MAILED ON OR ABOUT SEPTEMBER 12, 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Yotta Acquisition Corp. (the “Company,” “Yotta” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on September 22, 2023 at 9:30 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments thereof, virtually at https://www.cstproxy.com/yottaacquisition/sm2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
1 857-999-9155 (standard rates apply)

Passcode for telephone access: 7450714#

The principal executive office of the Company is 1185 Avenue of the Americas, Suite 301, New York, NY and its telephone number, including area code, is (212) 612-1400.

FORWARD LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K, as amended, filed with the SEC on March 10, 2022 and Form 10-Q filed with the SEC on May 23, 2023, in the proxy statement relating to the prior Extension Proposals filed with the SEC on April 5, 2023, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Amended Charter”), to extend the date by which the Company has to consummate a business combination from September 22, 2023 to August 22, 2024 (the termination date as may be so extended, the “Extended Date”) without the deposit of any additional funds into the Trust Account for such extension (we refer to this proposal as the “Extension Amendment Proposal”). A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of April 19, 2022, as amended on April 19, 2023 (the “Amended Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended from September 22, 2023 to August 22, 2024 (the “Second Trust Amendment”) without depositing any additional funds the trust account (the “Trust Account”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B;

3.	Proposal 3 — A proposal to amend (the “NTA Amendment”) Article Sixth, Paragraph D of the Amended Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). We refer to this proposal as the “NTA Amendment Proposal;” A copy of the proposed NTA Amendment is included in Annex A;

4.	Proposal 4 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal 1 and Proposal 2 (we refer to this proposal as the “Adjournment Proposal”); and

5.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Amended Charter and the Amended Trust Agreement currently provide that the Company has the right to extend the Combination Period for a period of twelve (12) months from April 22, 2023 to April 22, 2024 by depositing into the Trust Account the amount of $120,000 for each one-month extension (each an “Monthly Extension Payment”). The Company has previously extended the Combination Period from April 22, 2023 to September 22, 2023 by depositing five Monthly Extension Payments ($600,000 in the aggregate) into the Trust Account. Based on the amount in trust as of September 8,, 2023 the current per share redemption price is approximately $10.68. If the Company were to extend the time to complete a business combination for 7 additional months until April 22, 2024 as currently specified in the Amended Charter by paying $120,000 per month, the estimated per share redemption price in April 2024 would be $10.88.

Under the circumstances, Yotta Investment LLC (the “Sponsor”) no longer wishes to pay a Monthly Extension Payment into the Trust Account. However, this would be contrary to the interests of our non-redeeming public stockholders, who will have substantially less funds in the Trust Account than if the extension provisions were not amended. If the Extension Amendment Proposal and Trust Amendment Proposal are approved, the Company shall have until August 22, 2024 to consummate its initial business combination (the “Extended Date”), with no additional payments to the Trust Account for such extension.

The Company’s Board has determined that it is in the best interests of Yotta to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and Trust Amendment Proposal because the Company will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made.

If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the extension to the Extended Date.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal is more fully described below in this Proxy Statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.68 per share, based on the amount of $43,617,484.03 held in the Trust Account as of September 8, 2023, after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal at the Special Meeting and could decrease the chances that the Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

You are not being asked to vote on any business combination at this time. If the Extension Amendment and the Trust Amendment are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Extension Amendment and NTA Amendment, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Extension Amendment Proposal, the Trust Amendment Proposal and the NTA Amendment are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $43,617,484.03 of marketable securities as of September 8, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The closing price of the Company’s common stock on September 8, 2023 was $10.69. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Sponsor and our officers and directors hold the right to vote over an aggregate of 3,218,499 shares of common stock which include 2,874,999 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and 343,500 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 20, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal, the Trust Amendment Proposal and the NTA Amendment Proposal are not approved and we do not consummate a business combination by September 22, 2023 (assuming the Sponsor or its affiliates or designees do not deposit $120,000 per month into the Trust Account for a further extension), in accordance with the Amended Charter and Amended Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the shares of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal and the affirmative vote of at least 50% of the shares of common stock sold in the IPO will be required to approve the Trust Amendment Proposal. The Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our stockholders approve both the Extension Amendment and the Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The Board has fixed the close of business on August 7, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

The shares of common stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock on the Record Date entitled to vote at the Special Meeting is 7,303,594. Each share of common stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 3,651,798 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non- routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (NTA Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2 or 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding shares	No
Trust Amendment	Majority of outstanding shares	No
NTA Amendment	Majority of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Factors to Consider

When you consider the recommendation of the Board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor, or its affiliates, or assignees will no longer deposit in the Trust Account $120,000 for each 1-month extension as interest-free loans to be repaid by the Company upon consummation of an initial business combination.

●	On January 20, 2023, and February 5, 2023, the Company issued unsecured promissory notes in the aggregate principal amount of $825,000 to the Sponsor. The notes are non-interest bearing and payable upon the earlier of April 22, 2023 or the date on which we consummate our initial business combination. There is an outstanding balance of $825,000 on this note as of the date hereof. The loan will be repaid at the closing of the initial business combination, and therefore, funds available to the post-combination company will be reduced by that same amount. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	On April 22, 2023, May 22, 2023, June 22, 2023, July 22, 2023 and August 22, 2023, the Company issued unsecured promissory notes, each in the principal amount of $120,000 ($600,000 in the aggregate) to the Sponsor. The notes were for each Monthly Extension Payment. The notes are non-interest bearing and payable upon the earlier of April 22, 2024 or the date on which we consummate our initial business combination. The notes will be repaid at the closing of the initial business combination, and therefore, funds available to the post-combination company will be reduced by that same amount. No funds from the Trust Account would be used to repay such notes in the event of our liquidation.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. (See “Conversion Rights” below).

●	Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $43,617,484.03 of marketable securities as of September 8, 2023.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and our officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor, or its affiliates or assignees, will no longer be required to deposit into the Trust Account an additional $120,000 for each one-month extension prior to April 22, 2024;

●	unless the Company consummates an initial business combination, the Company’s officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and private placement not deposited in the Trust Account;

●	with certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares of common stock for cash, securities or other property;

●	the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

●	because of these interests, our initial stockholders could benefit from the completion of a business combination that is not favorable to the Company’s public stockholders and may be incentivized to complete a business combination of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. Based on the difference in the purchase price of $0.0087 that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per public unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of the combined company after the closing of the business combination falls below the price initially paid for the units in the IPO and the public stockholders experience a negative rate of return following the closing of the business combination;

●	the fact that the Sponsor and our officers and directors paid an aggregate of $25,000 (or approximately $0.0087 per share) for their 2,874,999 Founders Shares and such securities may have a value of $28,749,990 at the time of the Business Combination. Because the merger consideration is based on a deemed price per share of $10.00 a share, the Sponsor and our officers and directors could make a substantial profit after the closing of the business combination even if public investors experience substantial losses. Further, the Founder Shares have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is affected;

●	the fact that the Sponsor currently holds 343,500 Private Placement Units that were purchased at a price of $10 per Private Placement Unit, or an aggregate value of $3,435,000, and that have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is effected; and

●	the fact that the Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment and the Trust Amendment are implemented and the Company consummates an initial business combination, our officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Each of our directors is a citizen of the United States. While we believe that the nature of the Company’s business, and the nature of the businesses of the Target should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that the Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by September 22, 2023 (or August 22, 2024 if the Extension Amendment and Trust Amendment Proposals are approved by the stockholders and the Company extends the Business Combination Period to the fullest extent) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account. This may mean that the amount of funds available for redemption would not increase, thereby reducing the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time.

The Company may be affected by the Excise Tax included in the Inflation Reduction Act of 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), which has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury in Notice 2023-2, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

In connection with the stockholders’ vote at the special meeting held on April 19, 2023, 7,414,905 shares were tendered for redemption by the Company’s public shareholders. As a result, approximately $76.32 million (approximately $10.29 per share) was disbursed from the Company’s Trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date. Following April 19, 2023 redemptions, the Company has 7,303,594 shares of common stock outstanding, and approximately $42.24 million remained in the Company’s Trust Account. Additionally, the redemption results in an estimated Exercise Tax liability of $763,224 which was recorded during the second quarter ending June 30, 2023.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We will not be permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any Excise Taxes imposed under the IR Act on the April 19, 2023 redemptions or for any future redemptions or stock buybacks by the Company.

To the extent that the Company does not have sufficient funds outside of the Trust Account to fund the payment of any excise tax that may be imposed in connection with the redemptions of the common stock in connection with the Extension, our Sponsor intends to contribute to us (which may be by working capital loan) funds necessary to make any such excise tax payment without using proceeds from the Trust Account or the interest earned thereon. However, we have not asked our Sponsor to reserve for any excise tax imposed under the IR Act, nor have we independently verified whether our Sponsor has sufficient funds to satisfy any such excise tax payment, and we believe that our Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy any excise tax payments.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal.

●	You can attend the Special Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, our proxy solicitor, a customary fee of $8,500 and out-of-pocket expenses in connection with the Special Meeting. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Yotta Acquisition Corporation, 1185 Avenue of the Americas, Suite 301, New York, NY 10036; Attention: Secretary, or call the Company promptly at 212-612-1400.

If you share an address with at least one other stockholder and currently receive multiple copies of our proxy statement, and you would like to receive a single copy of our future proxy statements, please specify such request in writing and send such written request to Yotta Acquisition Corporation, 1185 Avenue of the Americas, Suite 301, New York, NY, 10036; Attention: Secretary.

Redemption Rights

Pursuant to our current Amended Charter, any holders of our Public Shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your redemption rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account that holds the proceeds of the IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $43,617,484.03 on September 8, 2023, the estimated per share conversion price would have been approximately $10.68 (including estimated interest income).

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on September 20, 2023 (two business days before the Special Meeting) that we convert your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through The Depository Trust Company to our transfer agent by 5:00 p.m. at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment Proposal and Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by September 22, 2023 (and the Sponsor elects not to deposit $120,000 per month to extend the Termination Date) we will be required to dissolve and liquidate the Trust Account by returning then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the units into the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of August 31, 2023.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon exercise of the warrants or conversion of rights, as the warrants are not exercisable within 60 days of August 31, 2023 and the rights are not convertible within 60 days of August 31, 2023. The percentage ownership show below are based upon 7,303,594 shares of common stock outstanding on August 31, 2023.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Hui Chen(2)	3,201,833	43.8%
Robert Labbe	6,667	*
Brandon Miller	3,333	*
Michael Lazar	3,333	*
Daniel McCabe	3,333	*
All current directors and executive officers as a group (five individuals)	3,218,499	44.1%

Five Percent Holders of Yotta
Yotta Investment LLC(2)	3,201,833	43.8%

*	less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Yotta Acquisition Corporation, 1185 Avenue of the Americas, Suite 301, New York, NY 10036.
(2)	Yotta Investment LLC, a Delaware limited liability company, our Sponsor, is controlled by Ms. Chen, who is the wife of Mr. Hui Chen, our CEO and director. Ownership information is based on a Schedule 13G filed with the SEC on February 14, 2023.

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend the Company’s Amended Charter to extend the date by which the Company has to consummate a business combination from September 22, 2023 to August 22, 2024, without depositing additional funds into the Trust Account for the extension. Currently $120,000 is required to be deposited into the Trust Account for each such one-month extension from September 22, 2023 to April 22, 2024.

All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

The Board believes that it is in the best interests of the Company and its shareholders that the Extension be obtained so that the Company will have an additional amount of time to consummate its initial business combination because the Company will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made. Without the Extension, the Company will not be able to complete its initial business combination on or before the Termination Date, and would be forced to liquidate. the Company intends to hold a Special Meeting at a future date to approve a business combination.

Reasons for the Extension Amendment Proposal

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete a business combination. The Company has determined that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension to extend the date by which it has to consummate a business combination from September 22, 2023 to August 22, 2024, because the Company will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made.

The Amended Charter currently provides that the Company has until September 22, 2023, the current Termination Date, to complete an initial business combination, unless such date is extended by depositing $120,000 Monthly Extension Payment in the Trust Account to extend the Termination Date on a monthly basis from September 22, 2023 until April 22, 2024. Without the Extension, the Company will not be able to complete an initial business combination on or before the Termination Date and would be forced to liquidate.

Under the circumstances, the Sponsor no longer wishes to pay a Monthly Extension Payment into the Trust Account. If the Extension Amendment Proposal and Trust Amendment Proposal are approved, the Company shall have until August 22, 2024 to consummate its initial business combination (the “Extended Date”), with no additional payments to the Trust Account for such extension.

The Company’s Board has determined that it is in the best interests of Yotta to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and Trust Amendment Proposal because the Company will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made.

If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension because the Company will be required to dissolve if the Extension Amendment Proposal is not approved and the currently required extension payments are not made. The Extension Amendment Proposal is essential to allowing the Company additional time to consummate an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Board believes that it is in the best interests of the Company and its shareholders that the Company obtain the Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.

In connection with the Extension Amendment and NTA Amendment, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Extension Amendment Proposal, the Trust Amendment Proposal and the NTA Amendment are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $43,617,484.03 of marketable securities as of September 8, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The closing price of the Company’s common stock on September 8, 2023 was $10.69. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Sponsor and our officers and directors hold the right to vote over an aggregate of 3,218,499 shares of common stock which include 2,874,999 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and 343,500 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 20, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal and Trust Amendment Proposal are not approved, and the Sponsor does not deposit $120,000 into the Trust Account per one-month extension to extend the Termination Date from September 22, 2023 until October 22, 2023, and every month thereafter until April 22, 2024, and we do not consummate an initial business combination by September 22, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase Common Stock will expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Is Approved

If the Extension Amendment and Trust Amendment are approved, the amendment to the Amended Charter in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

If the Extension Amendment and NTA Amendment are approved, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders, will be required to approve the Extension Amendment Proposal. Our Board will abandon and not implement the Extension Amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on August 7, 2023, as the Record Date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Extension Amendment Proposal.

PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement dated as of April 19, 2022 and amended on April 19, 2023 (the “Amended Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the time to complete an initial business combination (the “Business Combination Period”) from September 22, 2023 to August 22, 2024 without any additional funds deposited into the Trust Account (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from September 22, 2023 until August 22, 2024, without any additional funds deposited into the Trust Account for such extension.

The Amended Charter and the Amended Trust Agreement currently provide that the Company has the right to extend the Combination Period for a period of twelve (12) months from April 22, 2023 to April 22, 2024 by depositing into the Trust Account the amount of $120,000 for each one-month extension (each an “Monthly Extension Payment”). The Company has previously extended the Combination Period from April 22, 2023 to September 22, 2023 by depositing five Monthly Extension payments ($600,000 in the aggregate) into the Trust Account. Based on the amount of $43,617,484.03 in the Trust Account as of September 8, 2023, the current per share redemption price is approximately $10.68. If the Company were to extend the time to complete a business combination for 7 additional months until April 22, 2024 as currently specified in the Amended Charter by paying $120,000 per month, the estimated per share redemption price in April 2024 would be approximately $10.88.

Under the circumstances, the Sponsor no longer wishes to pay a Monthly Extension Payment into the Trust Account. However, this would be contrary to the interests of our non-redeeming public stockholders, who will have substantially less funds in the Trust Account than if the extension provisions were not amended

The Company and its board of directors have determined that there may not be sufficient time before September 22, 2023 (its current termination date) to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, an initial business combination. However, management believes that it can close an initial business combination before August 22, 2024.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by September 22, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete an initial business combination by the Extended Termination Date. Our public shareholders will have the right to elect a redemption of their The Company will then continue to attempt to consummate an initial business combination until the Extended Termination Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Termination date as described below and does not wish to seek an additional extension.

If the Extension Amendment and NTA Amendment are approved, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date.

Required Vote

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, including the Founder Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE NTA AMENDMENT PROPOSAL

This is a proposal to amend (the “NTA Amendment”) Article Sixth, Section D of the Amended Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). We refer to this proposal as the “NTA Amendment Proposal.”

Reasons for the NTA Amendment Proposal

The Company is proposing the NTA Amendment so that the Company will not be required to maintain a minimum value of net tangible assets in order to complete an initial business combination (the “NTA Redemption Limitation”).

Article Sixth, Section D of the Amended Charter currently provides the following:

“D. The Corporation will not consummate any Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination.”

The purpose of the Redemption Limitation was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”).

The Company is proposing to amend its Amended Charter to modify the NTA Requirement to state that:

“The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act.”

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company”. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule.

Historically, special purpose acquisition companies or “SPACs” have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, the Company included this provision in Article IX of its Amended Charter, in order to ensure that through the consummation of its initial business combination, the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on the Nasdaq Global Market and have been so listed since the consummation of the IPO. The Company believes that the Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

All holders of the Company’s public shares, whether they vote for or against the NTA Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the NTA Amendment Proposal is approved. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

The per-share pro rata portion of the Trust Account on the September 8, 2023 after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $10.68. The closing price of the Company’s common stock on the September 8, 2023 was $10.69. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the NTA Amendment Proposal is not Approved

If the NTA Amendment Proposal is not approved at the Special Meeting, then the Company will remain subject to the provision in the Amended Charter that the Company will not consummate any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of such business combination.

If the NTA Amendment Proposal is Approved

If the NTA Amendment Proposal is approved, the Company will not be subject to the NTA Requirement, may rely on other exemptions from the Exchange Rule to avoid being deemed a penny stock issuer, and will not be required to maintain a minimum value of net tangible assets in order to complete its initial business combination. A copy of the NTA Amendment, is attached to this proxy statement as Annex C.

The NTA Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal and Trust Amendment Proposal. If the Extension Amendment Proposal and Trust Amendment Proposal are not approved at the Special Meeting, then the Company will not proceed with the NTA Amendment and will not file any amendment to the Amended Charter.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If only the NTA Amendment Proposal is Approved

If the NTA Amendment Proposal is approved, but the Extension Amendment Proposal and Trust Amendment Proposal are not approved, then after September 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of common stock and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law.

If the Extension Amendment and Trust Amendment are Approved

If the Extension Amendment and Trust Amendment are approved, and the Extension Amendment is filed, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved and the Extension Amendment is filed with the Delaware Secretary of State, the Company will (i) remove from the Trust Accountant amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, if the Extension Proposal is approved and the Extension Amendment is filed.

If the Extension Proposal is approved, and the Extension Amendment is filed, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $43,617,484.03 that was in the Trust Account on September 8, 2023.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT

Continental Stock Transfer & Trust Company

1 State Street

New York, New York 10004

Attn: Mark Zimkind, Mzimkind@Continentalstock.com,

NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.

The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above -referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Amended Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on September 8, 2023 after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $10.68. The closing price of the Company’s common stock on September 8, 2023 was $10.69. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Amended Charter promptly following the Special Meeting as described elsewhere herein.

Required Vote

The NTA Amendment Proposal must be approved by the affirmative vote of the holders of at least a majority of all then outstanding shares of the Company’s common stock as of the Record Date. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the NTA Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE NTA AMENDMENT PROPOSAL.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals in this Proxy Statement. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals.

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment Proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the Trust Amendment or the Adjournment by contacting us at the following address or telephone number:

Yotta Acquisition Corporation

1185 Avenue of the Americas, Suite 301

New York, NY 10036

(212) 612-1400

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than September 17, 2023.

Annex A

SECOND AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

YOTTA ACQUISITION CORPORATION

September [●], 2023

Yotta Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Yotta Acquisition Corporation” The original certificate of incorporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on March 8, 2021.

2. On January 3, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”).

3. On April 19, 2023, the Company adopted an Amendment to the Amended and Restated Certificate (the “First Amendment to the Amended and Restated Certificate”).

4. This Second Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5. The text of paragraph E of Article Sixth is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate a Business Combination by August 22, 2024 (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the board of directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes divided by the total number of IPO Shares then outstanding”

6. The text of paragraph D of Article Sixth is hereby amended and restated to read in full as follows:

“The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act.”

A-1

IN WITNESS WHEREOF, Yotta Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Yotta Acquisition Corporation

By:
Name:	Hui Chen
Title:	Chief Executive Officer and Director

A-2

Annex B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of September [●], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Yotta Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated April 19, 2022, as amended on April 19, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a Special Meeting of the Company held on September [●], 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s first amendment to the amended and restated certificate of incorporation (the “Second Amended A&R COI”) extending the date by which the Company has to consummate a business combination from September 22, 2023 to August 22, 2024, without the payment of any additional funds into the Trust Account for such extension.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The fifth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, at a Special Meeting of the Company held on September [●], 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s amendment to the amended and restated certificate of incorporation (the “Second Amended A&R COI”) extending the date by which the Company has to consummate a business combination from September 22, 2023 to August 22, 2024, without the payment of any additional funds into the Trust Account for such extension;”

2. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Chardan, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by August 22, 2024 (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.

3. Exhibit D. Exhibit D of the Trust Agreement is hereby deleted in its entirety.

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

B-1

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis E. Wolf, Jr.
Title:	Vice President

YOTTA ACQUISITION CORPORATION

By:
Name:	Hui Chen
Title:	Chief Executive Officer and Director

B-2

PROXY CARD

YOTTA ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
September 22, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 11, 2023, in connection with the Special Meeting to be held at 9:30 a.m. Eastern Time on September 22, 2023 in a virtual meeting format at https://www.cstproxy.com/yottaacquisition/sm2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: + 1 857-999-9155
(standard rates apply)
Conference ID: 7450714#

The undersigned hereby appoints Hui Chen, as proxy of the undersigned, with power of substitution, to vote all shares of the common stock of YOTTA ACQUISITION CORPORATION. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL, THE NTA AMENDMENT Proposal AND THE ADJOURNMENT PROPOSAL.

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF A SECOND AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION FROM SEPTEMBER 22, 2023 TO AUGUST 22, 2024.

For ☐          Against ☐          Abstain ☐

2.	PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF APRIL 19, 2022, AS AMENDED ON APRIL 19, 2023 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY TO PROVIDE THAT THE TIME FOR THE COMPANY TO COMPLETE ITS INITIAL BUSINESS COMBINATION UNDER THE TRUST AGREEMENT SHALL BE EXTENDED FROM SEPTEMBER 22, 2023 TO AUGUST 22, 2024, WITHOUT DEPOSITING ANY ADDITIONAL FUNDS INTO THE TRUST ACCOUNT FOR SUCH EXTENSION.

For ☐          Against ☐          Abstain ☐

3.	PROPOSAL 3. NTA AMENDMENT — APPROVAL OF A SECOND AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AMEND ARTICLE SIXTH, SECTION TO STATE THAT THE COMPANY WILL NOT CONSUMMATE ANY BUSINESS COMBINATION UNLESS IT (I) HAS NET TANGIBLE ASSETS OF AT LEAST $5,000,001 UPON CONSUMMATION OF SUCH BUSINESS COMBINATION, OR (II) IS OTHERWISE EXEMPT FROM THE PROVISIONS OF RULE 419 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

For ☐          Against ☐          Abstain ☐

4.	PROPOSAL 4. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1 AND PROPOSAL 2.

For ☐          Against ☐          Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.